INVESTMENT IN EQUITY SECURITIES	12 Months Ended
Dec. 31, 2025
Investments, Debt and Equity Securities [Abstract]
INVESTMENT IN EQUITY SECURITIES

NOTE－9 INVESTMENT IN EQUITY SECURITIES

The Company holds a 4.4% equity interest in Blissful Link Investments Limited. These investments are accounted for using the measurement alternative as outlined in ASC 321-10-35-2 due to the absence of readily determinable fair values. Under this method, the equity interest is initially recorded at cost less impairment.

The director has provided a guarantee to repurchase the investment within three years at the higher of cost or market value. Therefore, there has been no impairment necessary to be recorded due to this guarantee.

As of December 31, 2025 and 2024, the carrying value of investments in equity securities amounted to $2.2 million.

On November 26, 2025, at the Company’s annual general meeting, the shareholders approved the divestment of its interest in Blissful Link Investments Ltd. The Company has disclosed the transaction to reflect that the substance of the arrangement was established prior to year-end, with formal completion occurring thereafter. For the financial year, the Board of Directors approved the divestment of Blissful Link Investments Ltd to company director at amount of $2.2 million, with valuation performed by independent valuer. Share ownership was fully transferred on March 20, 2026.